February 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Patriot Select Dividend Trust (the "Registrant")
      File No.  811-06107

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending December 31, 2003.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary


ITEM 1.  REPORT TO STOCKHOLDERS.



JOHN HANCOCK
Patriot Select
Dividend Trust

12.31.2003

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus improving corporate earnings and government stimulus in the form of tax cuts were the stimuli for the market's reversal after three down years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 50.77%, while the Dow Jones Industrial Average returned 28.27%. Bonds produced much more modest results, as investors were lured by stocks and interest rates began to rise. The exceptions were high-yield bonds, which posted stock-like returns of 28.97% for the year, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth of
capital, by nor-
mally investing at
least 80% of its
assets in dividend-
paying securities.
The Fund will nor-
mally invest more
than 65% of its
total assets in
securities of
companies in the
utilities industry.

Over the last six months

* A dividend tax cut helped buoy demand for preferred and utility common stocks.

* The Fund benefited from advantageous security selection among preferred stocks.

* A significant stake in utility common stocks also aided performance.

[Bar chart with heading "John Hancock Patriot Select Dividend Trust." Under the heading is a note that reads "Fund performance for the six months ended December 31, 2003." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.62% total return for John Hancock Patriot Select Dividend Trust. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 4.4%   Energy East Corp.
 4.4%   Baltimore Gas & Electric
 4.3%   NSTAR
 3.7%   El Paso Tennessee Pipeline Co.
 3.5%   Citigroup, Inc.
 3.3%   Lehman Brothers
 3.3%   Bear Stearns Companies, Inc.
 3.2%   Sierra Pacific Power
 3.1%   CH Energy Group, Inc.
 2.9%   DTE Energy Co.

As a percentage of net assets plus the value of preferred shares on December 31, 2003.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Select
Dividend Trust

Preferred stocks -- the primary emphasis of John Hancock Patriot Select Dividend Trust -- posted solid returns during the six-month period ended December 31, 2003, fueled in large part by favorable supply and demand conditions. An increasing number of companies that had issued preferred stocks in years when interest rates were higher redeemed those older preferred stocks to take advantage of the lower interest rates that prevailed during much of the period. Those redemptions resulted in a reduced net supply of preferred stocks. At the same time, demand burgeoned as individual and institutional investors increasingly sought out higher-yielding alternatives to most fixed-income securities and common stocks. Demand got an added boost from the passage of President Bush's dividend tax-cut package, which greatly reduced the taxes individuals pay on most stock dividends. A dramatic rise in interest rates and bond yields in the summer months briefly tempered an otherwise favorable backdrop for fixed-income investments, including preferreds. But they quickly regained their footing in the final months of the period when inflation concerns cooled, the Fed rushed to reassure investors that it wasn't poised to raise interest rates any time soon and favorable supply and demand conditions trumped macroeconomic concerns.

"Preferred stocks...posted
 solid returns during the
 six-month period ended
 December 31, 2003..."

UTILITIES RALLY

Utility common stocks -- the Fund's other primary area of focus -- also staged a significant rally during the period. Part of investors' renewed optimism was in reaction to efforts by utilities to reduce debt, improve their financing and shed money-losing unregulated subsidiaries. Like preferreds, utility common stocks also benefited from strong demand in response to dividend tax relief. Utilities traditionally have offered consistently high dividends over the years.

[Photos of Greg Phelps and Mark Maloney.]

PERFORMANCE

For the six months ended December 31, 2003, John Hancock Patriot Select Dividend Trust returned 7.62% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 7.44%, according to Lipper, Inc. In the same six-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 8.44%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 15.14%.

LEADERS AND LAGGARDS

Within the preferred-stock category, some of our best performers were those issued by financial services companies. FleetBoston Financial, for example, benefited from the announced purchase of the company by Bank of America, which is expected to result in higher overall credit for Fleet's outstanding preferred stock. Merrill Lynch also performed well, thanks to its strong credit rating compared with its brokerage services group peers and enhanced earnings consistency resulting from what the company termed "a diversity of revenues from multiple asset classes, client segments and geographic regions." Bear Stearns benefited from increased revenues and cost controls, which resulted in substantial improvement in the company's profitability.

"Within the preferred-stock
 category, some of our best
 performers were those
 issued by financial services
 companies."

Preferred stocks issued by oil and natural gas companies also posted strong returns during the period. In the post-September 11 era, energy prices stayed high in part because of a so-called "risk premium" for potential attacks both here and abroad. Those high energy prices, in turn, helped boost the fortunes of holdings such as Anadarko Petroleum, Apache, Devon Energy and Nexen.

High energy prices also helped some of our utility common stocks, particularly Dominion Resources, which has significant oil and gas operations. It also enjoyed strong results from its regulated electric operations. The common stock of electric utility Alliant Energy also performed well, boosted in large part by investors' enthusiasm over the company's back-to-basics approach.

[Table at top left-hand side of page entitled "Top five industry groups 1." The first listing is Utilities 69%, the second is Broker services 8%, the third Oil & gas 8%, the fourth Finance 6%, and the fifth Banks-United States 5%.]

A disappointment during the period was Kansas City-based Aquila, a multinational energy provider that has been trying to regain financial stability after retreating from the wholesale energy-trading markets that caused so many utilities pain in 2002. Despite these problems, we continued to hold onto our stake in Aquila because we believe the company is making significant and positive steps toward reducing its debt, strengthening its balance sheet and putting its energy-trading problems behind it.

[Pie chart in middle of page with heading "Portfolio diversification 1." The chart is divided into three sections (from top to left): Preferred stocks 63%, Common stocks 35% and Short-term investments & other 2%.]

OUTLOOK

In our view, the first half of 2004 likely will continue to favor preferred and utility stocks. First, we believe that both sectors will keep on benefiting from the favorable supply and demand conditions that boosted their prospects over the past six months. Our interest-rate forecast -- which calls for continued low interest rates -- also should help preferreds because they pay dividends at a fixed rate, like the interest on a bond. As such, they tend to perform best when rates decline or stabilize at relatively low levels, just as bonds do.

Although the economy has heated up, we don't think that the Federal
Reserve Board will raise interest rates until the current recovery deepens and sustains itself for a longer period of time. Granted, longer-term bond yields could rise as investors worry about the prospects of future inflation, but the expected lack of an interest-rate hike would keep short-term interest rates low, thereby making preferred stocks an attractive alternative to shorter-term, lower-yielding money market and Treasury bond investments.
Furthermore, we believe that investors' appetite for preferred stocks and utility common stocks -- many of which benefit from the new lower federal tax on dividends -- could remain strong. In addition to robust demand, utility common stocks appear to have other factors working in their favor. Chief among them are the potential for more stable credit ratings and continued attractive valuations -- albeit higher than at the beginning of 2003 -- relative to the stock market overall. Recent acquisitions of utility companies by deep-pocketed private equity investors may signal that more acquisition activity is in the offing in 2004, a trend that should help boost utilities.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is FleetBoston Financial followed by an up arrow with the phrase "Pending takeover expected to raise credit rating." The second listing is Dominion Resources followed by an up arrow with the phrase "High energy prices help boost profits." The third listing is Aquila followed by a down arrow with the phrase "Lingering problems with energy trading."]

"In our view, the first half
 of 2004 likely will continue
 to favor preferred and  utility
 stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest more than 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a broader diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on December 31, 2003.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2003
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


                                                                                 CREDIT
ISSUER                                                                           RATING*       SHARES           VALUE
PREFERRED STOCKS 94.48%                                                                                  $133,760,351
(Cost $132,550,537)

Agricultural Operations 2.12%                                                                               3,000,000
Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                                  BBB           40,000       3,000,000

Banks -- United States 7.91%                                                                               11,196,990
FleetBoston Financial Corp., 6.75%,
Depositary Shares, Ser VI                                                        BBB+          99,000       5,445,990
HSBC USA, Inc., $2.8575                                                          A1           108,000       5,751,000

Broker Services 11.44%                                                                                     16,203,714
Bear Stearns Companies, Inc., 5.49%, Ser G                                       A3           116,400       5,820,000
Bear Stearns Companies, Inc., 6.15%, Ser E                                       BBB           23,000       1,215,550
Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D                                                         A3           125,600       6,405,600
Lehman Brothers Holdings, Inc., 5.94%, Ser C                                     BBB+          13,000         671,450
Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                       A-            77,650       2,091,114

Finance 8.90%                                                                                              12,606,052
Citigroup, Inc., 6.213%, Ser G                                                   Aa3           44,000       2,420,000
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                Aa3           92,400       5,057,052
SLM Corp., 6.97%, Ser A                                                          BBB+          92,000       5,129,000

Leasing Companies 0.33%                                                                                       459,420
AMERCO, 8.50%, Ser A                                                             D             18,600         459,420

Media 1.26%                                                                                                 1,777,875
Shaw Communications, Inc., 8.45%, Ser A (Canada)                                 B+            45,500       1,148,875
Shaw Communications, Inc., 8.50% (Canada)                                        B+            25,000         629,000

Oil & Gas 11.32%                                                                                           16,021,639
Anadarko Petroleum Corp., 5.46%, Depositary Shares                               BBB-          47,700       4,829,625
Apache Corp., 5.68%, Depositary Shares, Ser B                                    BBB           48,174       4,883,639
Devon Energy Corp., 6.49%, Ser A                                                 B             53,500       5,523,875
Nexen, Inc., 7.35% (Canada)                                                      BBB-          30,000         784,500

Telecommunications 1.03%                                                                                    1,464,500
Touch America Holdings, Inc., $6.875                                             BBB-          50,500       1,464,500

See notes to
financial statements.


6


FINANCIAL STATEMENTS


                                                                                 CREDIT
ISSUER                                                                           RATING*       SHARES           VALUE
Utilities 50.17%                                                                                          $71,030,161
Alabama Power Co., 5.20%                                                         BBB+         225,000       5,985,000
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          40,000       4,370,000
BGE Capital Trust II, 6.20%                                                      BBB          190,000       4,995,100
Boston Edison Co., 4.25%                                                         A3            56,815       4,488,385
Coastal Finance I, 8.375%                                                        CCC           78,300       1,851,012
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                     CCC          183,500       7,798,750
Energy East Capital Trust I, 8.25%                                               BBB-         147,000       3,964,590
Entergy Gulf States Capital 1, 8.75%, Ser A                                      BB            87,100       2,207,985
Hawaiian Electric Industries Capital Trust I, 8.36%                              BB+           50,000       1,302,500
Monongahela Power Co., 7.73%, Ser L                                              CCC+          50,000       4,650,000
Northern Indiana Public Service Co., 4.22%                                       BB+           11,251         675,060
Potomac Electric Power Co., $2.28 Ser 1965                                       Baa3          16,400         688,800
PSEG Funding Trust II, 8.75%                                                     BB+           30,000         843,000
PSI Energy, Inc., 6.875%                                                         BBB-          48,000       4,900,800
Public Service Electric & Gas Co., 6.92%                                         BB+           30,627       3,162,238
Rochester Gas & Electric Co., 4.10%, Ser H                                       Ba1           10,184         611,040
Rochester Gas & Electric Corp., 4.75%, Ser I                                     Ba1           11,986         963,001
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                 CCC+         205,600       4,677,400
South Carolina Electric & Gas Co., 6.52%                                         Baa1          55,000       5,890,500
Southern Union Co., 7.55%                                                        BB+          155,000       4,143,150
Virginia Electric & Power Co., $6.98                                             BBB           10,500       1,088,850
Virginia Electric & Power Co., $7.05                                             BBB           10,000       1,038,000
Wisconsin Public Service Corp., 6.76%                                            A              7,000         735,000


COMMON STOCKS 52.82%                                                                                      $74,787,517
(Cost $78,811,606)

Telecommunications 0.00%                                                                                        1,726
Touch America Holdings, Inc.**                                                              191,800             1,726

Utilities 52.82%                                                                                           74,785,791
Alliant Energy Corp.                                                                        158,000         3,934,200
Ameren Corp.                                                                                 75,400         3,468,400
Aquila, Inc.                                                                                190,000           644,100
CH Energy Group, Inc.                                                                       141,550         6,638,695
Cinergy Corp.                                                                                16,000           620,960
Consolidated Edison, Inc.                                                                    45,000         1,935,450
Dominion Resources, Inc.                                                                     46,000         2,936,180
DPL, Inc.                                                                                    99,000         2,067,120
DTE Energy Co.                                                                              155,900         6,142,460
Duke Energy Corp.                                                                            70,000         1,431,500
Energy East Corp.                                                                           242,000         5,420,800
KeySpan Corp.                                                                               161,850         5,956,080
National Fuel Gas Co.                                                                        52,150         1,274,546
NiSource, Inc.                                                                               97,850         2,146,829

See notes to
financial statements.


7


FINANCIAL STATEMENTS


ISSUER                                                                                       SHARES             VALUE
Utilities (continued)
Northeast Utilities                                                                         201,650        $4,067,281
NSTAR                                                                                        94,000         4,559,000
OGE Energy Corp.                                                                             96,092         2,324,465
Peoples Energy Corp.                                                                         41,800         1,757,272
Progress Energy, Inc.                                                                        64,000         2,896,640
Progress Energy, Inc.**(l) (Contingent Value Obligation)                                     20,000             4,400
Puget Energy, Inc.                                                                          170,500         4,052,785
Sierra Pacific Resources**                                                                  271,500         1,992,810
TECO Energy, Inc.                                                                           176,750         2,546,968
Vectren Corp.                                                                                30,000           739,500
WPS Resources Corp.                                                                          51,000         2,357,730
Xcel Energy, Inc.                                                                           169,000         2,869,620


                                                                             INTEREST      PAR VALUE
ISSUER, MATURITY DATE                                                            RATE  (000S OMITTED)
SHORT-TERM INVESTMENTS 1.88%                                                                               $2,664,793
(Cost $2,664,793)

Commercial Paper 1.88%
ChevronTexaco Corp., Due 01-05-04                                               0.70%        $2,665        $2,664,793

TOTAL INVESTMENTS 149.18%                                                                                $211,212,661

OTHER ASSETS AND LIABILITIES, NET (49.18%)                                                               ($69,630,020)

TOTAL NET ASSETS 100.00%                                                                                 $141,582,641

  * Credit ratings are unaudited and are rated by Moody's Investors Service.

 ** Non-income-producing security.

(l) This security is valued in good faith under procedures established by the Board of Trustees.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,000,000 or 2.12% of net assets as of December 31, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $214,026,936)                         $211,212,661
Cash                                                                    1,003
Dividends receivable                                                  719,208
Other assets                                                           42,677

Total assets                                                      211,975,549

LIABILITIES
Payable to affiliates
Management fee                                                        156,144
Other                                                                  26,818
Other payables and accrued expenses                                   119,642

Total liabilities                                                     302,604
Auction Market Preferred Shares (AMPS), at value,
unlimited number of shares of beneficial interest
authorized with no par value, 700 shares issued,
liquidation preference of $100,000 per share                       70,090,304

NET ASSETS
Common shares capital paid-in                                     142,648,547
Accumulated net realized gain on investments                          294,879
Net unrealized depreciation of investments                         (2,814,275)
Accumulated net investment income                                   1,453,490

Net assets applicable to common shares                           $141,582,641

NET ASSET VALUE PER COMMON SHARE
Based on 9,971,153 shares of beneficial interest
outstanding -- unlimited number of shares authorized
with no par value                                                      $14.20

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
December 31, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $5,948,354
Interest                                                               33,462

Total investment income                                             5,981,816

EXPENSES
Investment management fee                                             815,468
Administration fee                                                    152,900
AMPS auction fee                                                       96,990
Auditing fee                                                           24,768
Registration and filing fee                                            23,010
Printing                                                               22,068
Custodian fee                                                          21,722
Transfer agent fee                                                     20,574
Trustees' fee                                                           7,190
Legal fee                                                               1,929
Interest                                                                  235

Total expenses                                                      1,186,854

Net investment income                                               4,794,962

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      709,237
Change in net unrealized appreciation
(depreciation) of investments                                       4,895,807

Net realized and unrealized gain                                    5,605,044

Distributions to AMPS                                                (363,629)

Increase in net assets from operations                            $10,036,377

1 Semiannual period from 7-1-03 through 12-31-03.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase due
to the sale of
common shares.
                                                     YEAR           PERIOD
                                                    ENDED            ENDED
                                                  6-30-03         12-31-03 1
INCREASE IN NET ASSETS
From operations

Net investment income                         $10,728,574      $4,794,962

Net realized gain (loss)                         (153,364)        709,237
Change in net unrealized
appreciation (depreciation)                       856,632       4,895,807

Distributions to AMPS                          (1,013,193)       (363,629)

Increase in net assets
resulting from operations                      10,418,649      10,036,377

Distributions to common shareholders
From net investment income                    (10,716,598)     (5,378,608)
From Fund share transactions                      594,672         341,806

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                           136,286,343     136,583,066

End of period 2                              $136,583,066    $141,582,641

1 Semiannual period from 7-1-03 through 12-31-03. Unaudited.

2 Includes accumulated net investment income of $2,400,765 and $1,453,490, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                    6-30-99     6-30-00     6-30-01     6-30-02     6-30-03    12-31-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $17.07      $16.00      $13.97      $15.43      $13.77      $13.73
Net investment income 2                            1.26        1.27        1.34        1.18        1.08        0.48
Net realized and unrealized
gain (loss) on investments                        (0.80)      (1.91)       1.52       (1.61)       0.06        0.57
Distributions to AMPS                             (0.29)      (0.31)      (0.32)      (0.15)      (0.10)      (0.04)
Total from investment operations                   0.17       (0.95)       2.54       (0.58)       1.04        1.01
Less distributions to
common shareholders
From net investment income                        (1.24)      (1.08)      (1.08)      (1.08)      (1.08)      (0.54)
Net asset value, end of period                   $16.00      $13.97      $15.43      $13.77      $13.73      $14.20
Per share market value,
end of period                                    $13.81      $12.38      $14.80      $13.69      $14.72      $15.40
Total return at market value 3 (%)                (3.56)      (2.46)      29.40       (0.45)      16.82        8.86 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
end of period (in millions)                        $159        $138        $153        $136        $137        $142
Ratio of expenses to average
net assets 5 (%)                                   1.72        1.74        1.77        1.77        1.90        1.78 6
Ratio of net investment income
to average net assets 7 (%)                        7.51        8.57        8.22        7.99        8.62        7.18 6
Portfolio turnover (%)                               30          20          13          15           2          17

SENIOR SECURITIES
Total AMPS outstanding (in millions)                $70         $70         $70         $70         $70         $70
Involuntary liquidation preference per unit
(in thousands)                                     $100        $100        $100        $100        $100        $100
Average market value per unit
(in thousands)                                     $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                      $329,508    $299,106    $316,086    $290,311    $294,629    $299,078


1 Semiannual period from 7-1-03 through 12-31-03. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.21%, 1.18%, 1.21%, 1.20%, 1.22% and 1.16%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.28%, 5.79%, 5.61%, 5.40%, 5.52% and 4.70%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $386,472 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: June 30, 2010 -- $116,663 and June 30,2011 -- $269,809.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to common and preferred shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets, plus the value attributable to the preferred shares.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets, plus the value attributable to the preferred shares. The Fund also paid the Adviser the amount of $404 for certain publishing services, included in the printing fees.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

This listing illustrates the Fund's dividend reinvestments, the reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.


                                                 YEAR ENDED 6-30-03            PERIOD ENDED 12-31-03 1
                                          SHARES             AMOUNT          SHARES           AMOUNT
Beginning of period                    9,899,636       $141,805,115       9,945,720     $142,306,741
Distributions reinvested                  46,084            594,672          25,433          341,806
Reclassification of capital accounts          --            (93,046)             --               --
End of period                          9,945,720       $142,306,741       9,971,153     $142,648,547

1 Semiannual period from 7-1-03 through 12-31-03. Unaudited.

Auction Market Preferred Shares Series A

The Fund issued 700 shares of Dutch Auction Market Preferred Shares Series A ("AMPS") on August 30, 1990, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 0.99% to 1.08% during the period ended December 31, 2003. Accrued dividends on AMPS are included in the value of AMPS on the Fund's Statement of Assets and Liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS, as defined in the Fund's by-laws. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shareholders.

NOTE D
Investment transactions

Purchases and proceeds from sales and maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2003, aggregated $32,873,830 and $36,132,886, respectively.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes, was $214,054,822. Gross unrealized appreciation and depreciation of investments aggregated $17,288,262 and $20,130,423, respectively, resulting in net unrealized depreciation of $2,842,161. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund's non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets and the liquidation preference amount of the AMPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and
(2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).


SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER
MEETINGS

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

FOR YOUR
INFORMATION

TRUSTEES

James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen Ford Goldfarb
Charles L. Ladner*
Patti McGill Peterson*
Dr. John A. Moore*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen Ford Goldfarb
Chairman, President
and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT FOR COMMON SHAREHOLDERS

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR AMPS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange: DIV

For shareholder assistance refer to page 17


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   Mellon Investor Services
                                  85 Challenger Road
                                  Overpeck Centre
                                  Ridgefield Park, NJ 07660

Customer service
representatives                   1-800-852-0218

Portfolio commentary              1-800-344-7054

24-hour automated information     1-800-843-0090

TDD Line                          1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

-------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
-------------

P30SA    12/03
          2/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(d)(1) Contact person at the registrant



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer


Date:    February 11, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
-------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer


Date:    February 11, 2004


By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:    February 11, 2004